UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2020

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973 430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Scott G. Stephenson as Director

On February 18, 2020, the Board of Directors (the “Board”) of Public Service Enterprise Group Incorporated (the “Company”) elected Scott G. Stephenson to serve as a new director effective February 18, 2020. The Board has determined that Mr. Stephenson is an independent director within the meaning of the listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended. Mr. Stephenson has been appointed to the Finance, Nuclear Generation Operations Oversight and Fossil Generation Operations Oversight Committees of the Board.

As of the date of his election to the Board, Mr. Stephenson will participate in the Company’s compensation plans for non-management directors, as described under “Proposal 1: Election of Directors—Director Compensation” in the Company’s Definitive Proxy Statement relating to its 2019 Annual Meeting of Stockholders, filed on Schedule 14A with the Securities and Exchange Commission on March 12, 2019, and incorporated by reference herein.

No arrangement or understanding exists between Mr. Stephenson and any other person pursuant to which Mr. Stephenson was selected as a director of the Company.

(e) Ralph A. LaRossa Award Grant

As previously disclosed, on November 19, 2019, the Company’s Board elected Ralph A. LaRossa to the position of Chief Operating Officer, effective January 1, 2020. In addition to his new position, Mr. LaRossa continues to hold his current position as President and Chief Operating Officer of PSEG Power LLC. On February 17, 2020, the Organization and Compensation Committee of the Board approved a long-term incentive award in the amount of $2,400,000, which was granted to Mr. LaRossa in the form of $720,000 of restricted stock units (“RSUs”) and $1,680,000 of performance share units (“PSUs”). The RSUs and PSUs vest in accordance with the terms of the Company’s 2004 Long-Term Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)

Date: February 21, 2020

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